SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: December 28, 2005
(Date of earliest event reported)

Commission File No.: 333-126218


                     Merrill Lynch Mortgage Investors, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                                       13-3416059
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(State or Other Jurisdiction                (I.R.S. Employer Identification No.)
    of Incorporation)

4 World Financial Center, 250 Vesey Street, New York, New York          10080
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(Address of Principal Executive Office)                               (Zip Code)


                                 (212) 449-1000
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              (Registrant's telephone number, including area code)

ITEM 8.01   Other Events.
            ------------

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) with its Exhibits and Schedules for Merrill Lynch Mortgage Trust 2005-LC1 Commercial Mortgage Pass-Through Certificates, Series 2005-LC1. On December 28, 2005, Merrill Lynch Mortgage Investors, Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, GMAC Commercial Mortgage Corporation, as Master Servicer, LNR Partners, Inc., as Special Servicer, Wells Fargo Bank, N.A., as Trustee and LaSalle Bank National Association, as Certificate Administrator of the Merrill Lynch Mortgage Trust 2005-LC1 Commercial Mortgage Pass-Through Certificates, Series 2005-LC1 issued in twenty eight classes. The Class A-1, Class A-2, Class A-3, Class A-3FL, Class A-1A, Class A-SB, Class A-4, Class A-4FC, Class B, Class C and Class D Certificates are being offered by the Prospectus dated July 12, 2005, as supplemented by the Prospectus Supplement dated December 16, 2005.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

ITEM 9.01   Financial Statements and Exhibits.
            ---------------------------------

(c)   Exhibits

      Exhibit No.                               Description
      -----------                               -----------

         4                                      Pooling and Servicing Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                       MERRILL LYNCH MORTGAGE
                                         INVESTORS, INC.


                                       By:/s/ David M. Rodgers
                                          --------------------------------
                                          Name:  David M. Rodgers
                                          Title: Executive Vice President


Date:  January __, 2006

                                INDEX TO EXHIBITS
                                -----------------

                                                                  Paper (P) or
Exhibit No.            Description                                Electronic (E)
-----------            -----------                                --------------

   4                   Pooling and Servicing Agreement                E